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EXHIBIT 10.1



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements Forms S-8 (Registration Nos. 333-96630, 333-08826, 333-10092, 333-12466 and
333-12988) Form F-3 (Registration No. 333-12698) and Form F-4 (Registration No. 333-71422) of our report dated April 14, 2003, with respect to the consolidated financial statements of Gilat Satellite Networks Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2002.






                                                     Yours Truly,


April 14, 2003                                   KOST, FORER and GABBAY
Tel-Aviv, Israel                           A Member of Ernst & Young Global